SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           Fremont Mutual Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)  Total fee paid:
    [ ]  Fee paid previously with preliminary materials:
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously paid:
                                     ------------------------------------------
         2)   Form, Schedule or Registration Statement No.: Schedule 14A;
                                                            33-23453; 811-05632
                                                           --------------------
         3)   Filing Party: Fremont Mutual Funds, Inc.
                           ----------------------------------------------------
         4)   Date Filed: May 25, 1999
                         ------------------------------------------------------

                                 INDEX OF FILING

          I. Documents for Fremont Global Fund

             1. Shareholder Letter for Fremont Global Fund

             2. Shareholder Notice for Fremont Global Fund

             3. Fremont Global Fund Proxy Statement

             4. Portfolio Management Agreement for Fremont Global Fund

             5. Proxy Voting Card

                           FREMONT MUTUAL FUNDS, INC.
                               FREMONT GLOBAL FUND
                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on June 11, 1999

         A Special Meeting of Shareholders (the "Meeting") of the Fremont Global Fund (the "Fund"), a series of Fremont Mutual Funds, Inc. (the "Company") will be held at the Company's offices located at 333 Market Street, 26th Floor, San Francisco, California 94105, on Friday, June 11, 1999, at 9:00 a.m. for the following purposes:

          1. To consider and act upon the approval of a new Sub-Advisory Agreement between and among (i) Fremont Mutual Funds, Inc., (ii) Fremont Investment Advisors, Inc., and (iii) Kern Capital Management LLC.

          2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The stock transfer books will not be closed but, in lieu thereof, the Board of Directors of the Company has established the close of business on April 30, 1999, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                 By order of the Board of Directors


                                 Tina Thomas, Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD EITHER BY MAIL USING THE SELF-ADDRESSED, POSTAGE PAID ENVELOPE; BY TELEPHONE OR BY THE INTERNET, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IF YOU ATTEND THE MEETING, YOU MAY CHANGE YOUR VOTE AT THAT TIME.

San Francisco, California
May 19, 1999

                           FREMONT MUTUAL FUNDS, INC.
                               FREMONT GLOBAL FUND
                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105
                                  800-548-4539
                              proxy statement for a
                        SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on June 11, 1999

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont Global Fund (the "Fund"), of proxies to be voted at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the Company's offices located at 333 Market Street, 26th Floor, San Francisco, California 94105, on Friday, June 11, 1999 at 9:00 a.m. and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement is being sent to the Fund's shareholders on or about May 19, 1999. At the Meeting, the shareholders of the Fund will be asked:

          1. To consider and act upon the approval of a new Sub-Advisory Agreement between and among (i) Fremont Mutual Funds, Inc., (ii) Fremont Investment Advisors, Inc., and (iii) Kern Capital Management LLC.

          2. To transact such other business as may properly come before the Meeting or any and all adjournments thereof.

         The costs of preparing, printing, mailing and soliciting the proxies will be borne by the Fund. In addition, certain officers, directors and employees of the Advisor and officers and directors of the Fund (none of whom will receive additional compensation) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates, amounting to approximately $4,000, to solicit proxies on behalf of the Fund.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked or otherwise as provided. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal and any other business to come before the Meeting. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, while broker non-votes are considered "present," they are disregarded in calculating the percentage of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the Meeting by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940, as amended (the "1940 Act") (a "Majority Vote") (either 67% of the voting securities present at the Meeting, if holders of more than 50% of the outstanding voting securities are present in person or by proxy, or more than 50% of the outstanding voting securities, whichever is less) of the Fund is necessary to permit the Advisor to hire or modify sub-advisory agreements with Kern Capital Management LLC, an affiliate of the Advisor (see Proposal I).

         In the event that a Majority Vote has not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

         The Board knows of no business other than that specifically mentioned in the Notice of Meeting of Shareholders which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board has fixed the close of business on April 30, 1999, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote, at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 44,712,574.203 outstanding shares, each with a par value of $0.0001 per share and representing total net assets of approximately $668,590,817.13.

         The Fund's current investment adviser is Fremont Investment Advisors, Inc. (the "Advisor"), 333 Market Street, 26th Floor, San Francisco, California 94105. The Fund's distributor is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. The Fund's transfer agent is National Financial Data Services, Inc., P.O. Box 419343, Kansas City, Missouri 64141-6343. The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105.

         As of the Record Date, Bechtel Master Trust for Qualified Employees owned 49.56% of the outstanding shares of the Fund and, to the knowledge of the Company's management, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.

REPORTS TO SHAREHOLDERS

         The Company will furnish, without charge, a copy of the most recent Annual Report to shareholders of the Company upon request. Request for such report should be directed to Fremont Funds, c/o NFDS, P.O. Box 419343, Kansas City, MO, 64141-6343 or by calling 800-548-4539 (press 2).

                                   PROPOSAL I

BACKGROUND

         Currently, the Advisor provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement, which provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board, determine what securities shall be purchased or sold by the Fund. The Advisor has recommended to the Board that the Fund retain Kern Capital Management LLC to serve as a sub-advisor for a portion of the Fund's assets, as determined by the Advisor.

         Fremont Investment Advisors, Inc., will continue as the Advisor and lead portfolio manager for the Fund. The Advisor will also determine the allocation of investments among asset classes and managers for the Fund.

         To Consider and Act Upon the Approval of a New Sub-advisory Agreement Between and Among; (i) Fremont Mutual Funds, Inc., (ii) Fremont Investment Advisors, Inc., and (iii) Kern Capital Management LLC

         This Proposal seeks shareholders' approval for a new Portfolio Management Agreement with Kern Capital Management LLC ("KCM") as a sub-advisor to the Fund. The form of Portfolio Management Agreement to be entered between and among the Company, the Advisor and KCM (the "Sub-Advisory Agreement") is attached as Exhibit A. The sub-advisory agreement will not affect the fees paid by Fund shareholders for investing in the Fund.

         Section 15 of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. The Company and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire or terminate sub-advisors and modify portfolio management agreements without prior approval of shareholders. This order, however, still requires shareholder approval for the hiring of a sub-advisor which is also an affiliate of the Advisor of the Company. The Advisor currently owns more than 5% of the outstanding voting shares of KCM and therefore is considered to be an "affiliated person" as such term is defined in Section
2(a)(3) of the 1940 Act. Accordingly, in order for KCM to provide investment sub-advisory services to the Fund, shareholders of the Fund must have approved the new Sub-Advisory Agreement.

         The Sub-Advisory Agreement, if approved by the Fund's shareholders, will commence on or about June 11, 1999. Thereafter, the Sub-Advisory Agreement will remain in effect for two years and will continue in effect for additional periods not exceeding one (1) year so long as such continuance is specifically approved by (a) the Board or (b) a majority vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by a vote cast in person at a meeting called for the purpose of voting on such approval. If the Sub-Advisory Agreement is not approved by shareholders of the Fund, the Advisor will continue to manage the Fund's assets.

         The Proposed Sub-Advisor Kern Capital Management LLC ("KCM"), located at 114 W. 47th Street, Suite 1926, New York, New York, 10036, was founded in 1997. KCM is an investment management firm that specializes in small cap and micro-cap companies, and had approximately $405 million in assets under management as of December 31, 1998.

         KCM will manage its portion of Fund assets in two market sectors, a small cap account and a micro-cap account. These accounts will invest in equity securities of U.S. companies of relatively small capitalization. The small cap account will invest in companies with market capitalizations ranging from $10 million to $2 billion. The micro-cap account will invest in companies with market capitalizations of less than $550 million. These companies are usually in the early stages of their life cycles and are able to achieve rapid growth in both sales and earnings. Emphasis is placed on those companies possessing a variety of characteristics such as quality management, an entrepreneurial management team, or a narrow product line focus. KCM may also consider companies whose growth potential has been enhanced by new products, new market opportunities, or new management.

         The portfolio management team of KCM will consist of Robert E. Kern Jr., David G. Kern, and Judy R. Finger, whose backgrounds are as follows:

         Robert E. Kern, President and Chief Executive Officer of KCM, has over 30 years of investment management experience. Prior to co-founding KCM in 1997, he was associated with Morgan Grenfell Assets Management, Inc. from 1986 to 1997, where he headed its small capitalization equities team. In addition, he served as a director at both Morgan Grenfell Capital Management, Inc. and Morgan Grenfell Asset Management, Ltd., and was President of the Morgan Grenfell SMALLCap Fund, a closed-end mutual fund listed on the New York Stock Exchange. In 1982, Bob Kern was one of the first investment professionals, to focus on micro-cap investing when he began managing the Bechtel Post-Venture Capital Account, the U.S. micro-cap exposure in Bechtel Group Inc.'s profit sharing plan. Currently, Bob Kern is the portfolio manager for KCM's micro-cap portfolios, and has investment research responsibilities in the technology, capital goods and services sectors. Bob Kern received a degree in Mechanical Engineering from Purdue University in 1960.

         David G. Kern, Executive Vice President and co-founder of KCM, was a Vice President at Founders Asset Management, Inc. from 1995 to 1997, where he was a portfolio manager for the Founders Discovery Fund, a mutual fund dedicated to investing in small cap and micro-cap stocks. David Kern also served as Vice President and Assistant Portfolio Manager for the Delaware Management Company of Philadelphia, Pennsylvania from 1990 through 1994. Throughout his career, David Kern has focused his research efforts on the less efficient sectors of the U.S. equity market, looking for relatively unknown companies that have potential to become much larger and more successful. Currently, David Kern is the portfolio manager for KCM's small cap portfolios, and has investment research responsibilities in the technology-software, healthcare and services sectors. A graduate of Lehigh University, he received his Chartered Financial Analyst designation in 1993.

         Judy R. Finger, Member and Senior Vice President, joined KCM in 1997. From 1995 to 1997, she was Vice President and Assistant Portfolio Manager for the Delaware Management Company of Philadelphia, Pennsylvania, and was responsible for more than $500 million in micro-, small and mid-cap stock investments. She was also employed as a Senior Analyst at Fred Alger Management located in New York from 1992 to 1995. At KCM, Judy Finger's investment research responsibilities include the consumer and services sectors. Judy Finger earned an M.B.A. from the University of Chicago and a B.S. in Finance from the Wharton School of Business at the University of Pennsylvania. She received her Chartered Financial Analyst designation in 1994.

         The controlling members and voting officers of KCM include Robert E. Kern, David G. Kern, and the Advisor, the address and occupation of each described above. KCM is the sub-advisor for the Fremont U.S. Small Cap Fund, the Fremont U.S. Micro-Cap Fund and the Fremont Institutional U.S. Micro-Cap Fund.

         For their services under the Portfolio Management Agreements, the Advisor (not the Funds) has agreed to pay KCM an annual fee equal to the percentages set forth in the table below of the value of the applicable Fund's average net assets, payable monthly:

                         NET ASSETS AS OF MARCH 31, 1999
                                     (000S)

FREMONT FUND                              COMPENSATION TO KCM
------------                              -------------------
U.S. SMALL CAP FUND    $ 10,955      0.65%
U.S. MICRO-CAP FUND    $137,769      1.50% ON THE FIRST $30 MILLION
                                     1.00% ON THE NEXT $70 MILLION
                                     0.75% ON ASSETS IN EXCESS OF $100 MILLION
INSTITUTIONAL U.S.
MICRO-CAP FUND         $ 54,008      0.75%

                            EFFECT ON AGGREGATE FEES

         Currently, the Advisor receives 0.60% of the Fund's average daily net assets per annum, paid monthly. For the fiscal year ended October 31, 1998, the Fund paid the Advisor $4,050,000 in advisory fees. KCM's fees will be paid by the Advisor and not by the Fund. There will be no increase in advisory fees to the Fund and its shareholders. The fees paid to KCM by the Advisor will depend both on the fee rate negotiated with the Advisor and on the portion of the Fund's assets allocated to KCM by the Advisor. Because the Advisor pays KCM's fees out of its own fees received from the Fund, there is no "duplication" of advisory fees paid by shareholders of the Fund. Under the new Sub-Advisory Agreement, KCM is entitled to receive sub-advisory fees at the annual rate of 0.50% of the portion of the Fund's average net assets managed by KCM. The annual fees, calculated on average daily assets, will be paid monthly.

                      EVALUATION BY THE BOARD OF DIRECTORS

         On March 12, 1999, the Board met and discussed the proposed new sub-advisory arrangement and its possible effect on the Fund. Upon careful review of the materials presented at the meeting, including, but not limited to, investment strategy and discipline, historical perfomance, and consistency of personnel and advisor relationships, the Board found that:

          1.   KCM's investment style brings added diversification to the Fund;

          2. KCM has displayed discipline and thoroughness in pursuit of stated investment objectives;

          3.   KCM  has   over   time   maintained   above-average   performance
               consistently and, has evidenced the ability to conserve capital in down markets; and

          4. KCM has demonstrated a high level of service and responsibility to its clients.

         Accordingly, the Directors, including a majority of the Directors who are not interested persons (as such term is defined by the 1940 Act), approved the appointment of KCM as a sub-advisor to the Fund, and voted to recommend to the Fund's shareholders the approval of the Sub-Advisory Agreement.

         The Board, therefore, recommends that shareholders vote "FOR" the proposal respecting the approval of the Sub-Advisory Agreement between and among the Company, the Advisor and KCM.

                              GENERAL INFORMATION

OFFICERS AND DIRECTORS OF THE ADVISOR

The Advisor's principal executive officers are set forth below. The address of each as it relates to his/her duties at the Advisor, is the same as that of the Advisor.

Name                    Position with the Advisor      Position with the Company
----                    -------------------------      -------------------------
David L. Redo           President and Director      Chairman, Chief Executive
                                                      Officer and Director
Michael H. Kosich       Managing Director           President and Director
Peter F. Landini        Managing Director           Executive Vice President
                                                      and Director
Albert W. Kirschbaum    Managing Director           Senior Vice President

OTHER MATTERS TO COME BEFORE THE MEETING

         The management of the Company knows of no other matters which are to be brought before the Meeting other than those described in this Proxy Statement. If other matters not now known should properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein. Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY EITHER BY MAIL USING THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, BY TELEPHONE, OR BY THE INTERNET.



Tina Thomas
Secretary

                                    EXHIBIT A
                         PORTFOLIO MANAGEMENT AGREEMENT

         THIS AGREEMENT dated and effective as of __________, 1999, among Kern Capital Management LLC (the "Sub-Advisor"), a Delaware Limited Liability
Company;   Fremont  Investment  Advisors,  Inc.  (the  "Advisor"),   a  Delaware
corporation; and Fremont Mutual Funds, Inc. (the "Fund"), a Maryland corporation. WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations; and

         WHEREAS, the Fund presently offers shares of a particular series named the Fremont Global Fund (the "Global Series"); and

         WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Global Series; and

         WHEREAS, the Advisor and the Fund desire to retain the Sub-Advisor to furnish portfolio management services to the Global Series in connection with Advisor's investment management activities on behalf of the Series, and the Sub-Advisor is willing to furnish such services to the Advisor and the Global Series;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-Advisor, the Advisor and the Fund as follows:

         1. Appointment. The Advisor and the Fund hereby appoint Sub-Advisor to act as Sub-Advisor with respect to certain assets of the Global Series for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Sub-Advisor Duties. Subject to the supervision of the Advisor and the Fund's Board of Directors, the Sub-Advisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Global Series' portfolio assigned to the Sub-Advisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Sub-Advisor may select. The Sub-Advisor will provide the services under this Agreement in accordance with the Global Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. Investments by the Sub-Advisor shall conform with the provisions of Appendix A attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Sub-Advisor will vote proxies with respect to the securities and investments purchased with the assets of the Global Series' portfolio managed by the Sub-Advisor and will provide regular reports of proxy voting. The Sub-Advisor further agrees that it will:

               (a) conform with all applicable rules and regulations of the Securities and Exchange Commission.

               (b) place orders pursuant to its investment determinations for the Global Series either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to the Sub-Advisor in serving the Global Series as the Sub-Advisor or who sell the Global Series' shares.

               (c) make available to the Advisor and the Fund promptly upon their request all its investment records and ledgers to assist the Advisor and the Fund in their compliance with respect to the Global Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Sub-Advisor will furnish the Fund's Board of Directors with respect to the Global Series such periodic and special reports as the Advisor and the Directors may reasonably request.

               (d) maintain detailed records of the assets managed by the Sub-Advisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit at reasonable times by any person designated by the Advisor or the Fund. The Sub-Advisor shall provide to the Advisor or the Fund and any other party either the Advisor or the Fund designates: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security is traded, or, if no trade listed on any exchange, its value as determined by a nationally recognized pricing service used by the Sub-Advisor to value securities in their client accounts, at the value specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Sub-Advisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place; (iii) a quarterly review of the assets under management; and (iv) tax information as requested, on a monthly basis, to the Fund's custodian bank.

         3. Expenses. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement.

         4. Compensation. For the services provided to the Global Series, the Advisor will pay the Sub-Advisor the fees as set forth in Appendix B hereto at the times set forth in Appendix B hereto.

         5. Books and Records; Custody. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Global Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

               (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor 15 days' written notice of any changes in such custody arrangements.

         Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

         The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

         6. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless, the Advisor, the Fund, any affiliated person within the meaning of
Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Sub-Advisor) and each person, if any, who, within the meaning of

Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Sub-Advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Sub-Advisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Global Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Sub-Advisor or any affiliated person of the Sub-Advisor; provided, however, that in no case is the Sub-Advisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

         The Fund agrees not to hold the Sub-Advisor or any of its officers or employees liable for, and to indemnify or insure the Sub-Advisor and its officers and employees ("Indemnified Parties") against any act or omission of any other Sub-Advisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

         7. Services Not Exclusive. It is understood that the services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment companies (subject to such restrictions as Sub-Advisor may agree to separately) or from engaging in other activities. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Global Series, it is understood that such transactions will be executed on a basis that is fair and equitable to the Series.

         8. (a) Duration. This Agreement shall become effective on the date first written above. Unless terminated as herein provided, this Agreement shall remain in full force and effective for no more than two (2) years and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, and (ii) by the Advisor, and
(iii) in either event by the vote of a majority of the Directors of the Fund who are not parties of this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

               (b) Termination. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Global Series, or by the Advisor, on thirty (30) days' written notice to the Sub-Advisor, or by the Sub-Advisor on like notice to the Fund and to the Advisor.

               (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

         9. Amendments. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Global Series, if such approval is required by applicable law.

         10. Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

         (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (d) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Fund or the Advisor.

         (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

Kern Capital Management LLC

By:
   -------------------------------
         (Title)

Fremont Investment Advisors, Inc.

By:
   -------------------------------
         (Title)

Fremont Mutual Funds, Inc.

By:
   -------------------------------
         (Title)

                                   APPENDIX A
                        TO PORTFOLIO MANAGEMENT AGREEMENT
                           KERN CAPITAL MANAGEMENT LLC
                     SUB-ADVISOR TO THE FREMONT GLOBAL FUND
                      INVESTMENT OBJECTIVES AND GUIDELINES

Overall Investment Objective:

         The objective of the Fremont Global Fund is to maximize total return while reducing risk. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected total return.

Policy and Guidelines for Sub-Advisor:

         The Sub-Advisor will manage two account sectors, one small and one micro-cap type account. These accounts will invest their assets in equity securities of U. S. companies of relatively small capitalization. The small cap account will consist of companies with market capitalizations ranging from $10 million to $2 billion. The micro-cap account will consist of companies with market capitalizations of less than $550 million.

         The Sub-Advisor will adhere to the investment objectives and policies contained in the Fremont Global Fund prospectus and Statement of Additional Information.

Performance Objective for Sub-Advisor:

         The Sub-Advisor is expected to achieve a competitive rate of return over a 3 to 5 year time horizon and/or a complete market cycle, when compared to other managers of similar size and with similar investment objectives.

                                   APPENDIX B
                        TO PORTFOLIO MANAGEMENT AGREEMENT
                           KERN CAPITAL MANAGEMENT LLC
                     SUB-ADVISOR TO THE FREMONT GLOBAL FUND
                                SCHEDULE OF FEES

         Fremont Investment Advisors, Inc. will pay to Kern Capital Management LLC a fee computed at the annual rate of 0.50% (50 basis points) of the average value of the daily assets of the Fremont Global Series under management by Kern Capital Management LLC. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Fund upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Global Series' assets under management by the Sub-Advisor.

         Fees will be billed after the end of each calendar month. Fees will be prorated for any period less than one month and shall be due and payable within thirty (30) days after an invoice has been delivered to the Advisor.

                                      PROXY

                           FREMONT MUTUAL FUNDS, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                               FREMONT GLOBAL FUND

                                  JUNE 11, 1999

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           FREMONT MUTUAL FUNDS, INC.

         The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the Fremont Global Fund, a series of the Fremont Mutual Funds, Inc. (the "Company"), to be held on June 11, 1999 at the offices of the Company, Inc., 333 Market Street, 26th Floor, San Francisco, California, 94105, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Company, held by the undersigned at the close of business on April 30, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON APRIL 30, 1999. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.


1. To consider and act upon the approval of a new Sub-Advisory Agreement between and among (i) Fremont Mutual Funds, Inc., (ii) Fremont Investment Advisors, Inc., and (iii) Kern Capital Management LLC:

                      FOR [ ]        AGAINST [ ]      ABSTAIN [ ]



Dated:______________, 1999
                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)


Dated:______________, 1999
                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.